Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Victory Park Acquisition Corp. I (the “Company”) on Form 10-K for the fiscal year ended November 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brendan Carroll, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brendan Carroll

Brendan Carroll
Principal Executive Officer
February 26, 2010